UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2026

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On May 6, 2026, reAlpha Tech Corp. (the “Company”) announced and informed its employees of a strategic restructuring (the “Plan”), which was approved by the Company’s board of directors on May 5, 2026, to yield greater efficiencies as the Company continues to scale its business to meet its profitability goal. Pursuant to the Plan, among others, the Company is expected to reduce its global headcount by approximately 21 full-time employees, in addition to a number of consultants, temporary workers and independent contractors, collectively representing approximately 25% of the Company’s global workforce. The Company also intends to consolidate select third-party vendor relationships to decrease its overall annual spending. The Plan was designed and implemented to streamline the Company’s operations and align with the Company’s new return-driven spending initiative, which prioritizes capital deployment in areas that have a clear and measurable return. The Company expects to realize approximately $2 million of savings for personnel costs, including salaries, payroll taxes and benefits, and third-party vendor fees on an annual basis as a result of the implementation of the Plan as well as savings related to certain restricted stock units lapsing over the next twelve months.

The Company estimates that it will incur pre-tax charges in the range of $0.14 million to $0.20 million in connection with the Plan, consisting of approximately $0.10 to $0.15 in future cash-based expenditures associated with severance and benefit payments and approximately $0.04 to $0.05 in non-cash expenses associated with the accelerated vesting of restricted stock units for eligible employees. The Company intends to exclude the charges associated with the Plan from its non-GAAP financial measures.

The majority of these costs are expected to be incurred during the second quarter of 2026. The Company expects that the actions associated with the Plan will be substantially complete by the end of the second quarter of 2026. However, potential position eliminations in each country are subject to local law and consultation requirements, which may extend this process into the third quarter of 2026 or beyond in certain countries.

The estimates of the charges that we expect to incur in connection with the Plan, and the timing of the implementation thereof, are subject to a number of assumptions, including local law and consultation requirements in various jurisdictions, and actual amounts may differ materially from the estimates disclosed above. The Company may also incur charges and expenditures not currently contemplated due to unanticipated events that may occur in connection with the Plan.

Item 7.01 Regulation FD Disclosure.

On May 6, 2026, the Company issued a press release discussing the implementation of the Plan. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated by reference herein.

The information provided under this Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “project,” “estimate,” “potential,” “plan,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” These forward-looking statements include, but are not limited to, statements regarding including those relating to the objectives, scope and timing of the Plan, the number of positions affected by the Plan, the amount and timing of estimated charges and cash expenditures related to the Plan and the anticipated benefits and cost savings resulting from the Plan. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements, including, among others, the Company’s ability to implement the Plan in the manner and on the timeline currently contemplated; the actual amount of charges and cash expenditures incurred in connection with the Plan; local law requirements and consultation processes in the jurisdictions in which the Company operates; the impact of the Plan on the Company’s employees, customers, and operations; and the anticipated benefits and cost savings resulting from the Plan. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results or events, it is based on current plans and expectations, expressed in good faith and believed to have a reasonable basis. However, the Company cannot give any assurance that any such expectation or belief will result or will be achieved or accomplished. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and except as otherwise required by applicable securities law, the Company assumes no obligation, nor does the Company intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1*	Press Release, dated May 6, 2026.
104**	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.

**	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2026	REALPHA TECH CORP.

	By:	/s/ Michael J. Logozzo
Michael J. Logozzo
Chief Executive Officer

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